VIP SA1 03/18

SUPPLEMENT DATED March 1, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2017 OF

FRANKLIN RISING DIVIDENDS VIP FUND

FRANKLIN VOLSMART ALLOCATION VIP FUND

(Series of Franklin Variable Insurance Products Trust)

The Statement of Additional Information (SAI) of the Funds is amended as follows:

I.  On October 30, 2017, shareholders approved a change in the investment manager for the Franklin Rising Dividends VIP Fund from Franklin Advisory Services, LLC (Advisory Services) to Franklin Advisers, Inc. (Advisers). In addition, Advisory Services ceased to be a sub-adviser of the Franklin VolSmart Allocation VIP Fund.  Therefore, the table under “Management and Other Services – Investment Managers and Services Provided” is replaced with the following:

Table of Investment Managers of the Funds

Investment Manager	Fund
Franklin Advisers, Inc. (Franklin Advisers)

Flex Cap Growth Fund

Growth and Income Fund

Income Fund

Large Cap Growth Fund

Rising Dividends Fund[1]

Small-Mid Cap Growth Fund

Strategic Income Fund

U.S. Government Fund

Global Bond Fund

VolSmart Fund[2]

Franklin Advisory Services, LLC (Advisory Services)	Small Cap Value Fund
Franklin Templeton Institutional, LLC (FT Institutional)	Global Real Estate Fund
Franklin Mutual Advisers, LLC (Mutual Advisers)	Global Discovery Fund Shares Fund
Templeton Investment Counsel, LLC (Investment Counsel)	Foreign Fund
Templeton Global Advisors Limited (Global Advisors)	Growth Fund
Templeton Asset Management Ltd. (Asset Management)	Developing Markets Fund

1. Prior to January 1, 2018, Advisory Services was the Rising Dividend Fund’s investment manager.

2. From April 1, 2014 to April 30, 2015, Franklin Alternative Strategies, LLC (Alternative Strategies) was the VolSmart Fund’s investment manager. Prior to April 1, 2014, Franklin Advisers was the VolSmart Fund’s investment manager.

II.  The fifth full paragraph under “Management and Other Services –Investment Managers and Services Provided” is replaced with the following:

The VolSmart Fund’s sub-advisor is K2/D&S Management Co., L.C.C. (K2 Advisors). The investment manager and K2 Advisors conduct research and related services with respect to the VolSmart Fund’s overall asset allocation and its volatility management and tail risk protection strategies. The sub-advisor has an agreement with the investment manager and provides the investment manager with investment management advice and assistance. The subadvisor’s activities are subject to the board’s review and control, as well as the investment manager’s instruction and supervision.

III.  The second paragraph under the heading “Name of sub-advisor, annual fee rates and fees paid over the last three fiscal years:” under “Management and Other Services –Investment Managers and Services Provided” is replaced with the following:

Effective on May 1, 2015, the VolSmart Fund’s investment manager pays K2 Advisors a sub-advisory fee for its services from the management fees it receives from the VolSmart Fund. These fees are retained from, and not in addition to, the overall investment management fee paid to the investment manager by the VolSmart Fund. The fee payable to K2 Advisors by the investment manager is equal to the sum of the following: (1) 0.20% of the VolSmart Fund’s assets allocated to the tail risk protection strategy; plus (2) 50% of the net investment advisory fee received by the investment manager (which is: (i) 96% of the total investment management fee payable to the investment manager by the VolSmart Fund minus any VolSmart Fund fees and/or expenses waived and/or reimbursed by investment manager; minus (ii) any amounts paid by the investment manager to the VolSmart Fund’s sub-administrator for VolSmart Fund administrative services and the amount paid to K2 Advisors in (1) above).

From May 1, 2015 through December 31, 2017, the VolSmart Fund’s investment manager paid Advisory Services a sub-advisory fee for its services from the management fees it received from the VolSmart Fund. These fees were retained from, and not in addition to, the overall investment management fee paid to the investment manager by the VolSmart Fund.  The fee payable to Advisory Services by the investment manager was equal to an annual rate of 0.35% of the net assets of the sub-advised portion of the VolSmart Fund’s portfolio.

Please keep this supplement with your SAI for future reference.